As filed with the Securities and Exchange Commission on March 2, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 – December 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

AUXIER FOCUS FUND

Semi-Annual Report

December 31, 2019

(Unaudited)

Fund Adviser:

Auxier Asset Management LLC

15668 NE Eilers Road

Aurora, Oregon 97002

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

Market Commentary

In the fourth quarter, the combination of a US-China trade deal, a resolution of Brexit and sharp declines in interest rates provided strong tailwinds for equities both domestic and international. A record low unemployment rate, declining energy prices and historically low borrowing costs have aided consumer spending and the service sector. Long-term interest rates, as measured by the 30-year Treasury bond, declined from 3.02% at the end of 2018 to 2.39% as of December 31, 2019. Rock bottom interest rates led to a refinancing boom which accounted for 38% of mortgage originations in 2019 (WSJ). Declining rates also helped price-earnings (P/E) multiples expand as operating earnings for the full year 2019 were lackluster. Earnings growth only contributed 8% of the market gain according to Goldman Sachs. The S&P forward P/E expanded from 14 times to 19 times and accounted for 92% of the gain. Corporate share buybacks provided more demand than any other source as individuals were generally net sellers. Some estimate corporate share purchases offset individual sales seven-fold. While increased refinancing could indicate consumers’ confidence in a strong economy, we remain focused on thorough research to be able to navigate a market that may be in a state of euphoria.

Cloud Services at the Front of Digitization

The public cloud service industry has become incredibly important in our rapidly digitizing world. The global cloud industry was estimated to be worth $227.8 billion in 2019 and is expected to reach $266.4 billion in 2020 (Gartner). The cloud market is currently made up of dozens of companies but the two leaders, Amazon and Microsoft, dominate the rest of the market. There are three main types of cloud computing services: Infrastructure as a Service (IaaS), Platform as a Service (PaaS) and Software as a Service (SaaS). IaaS is one of the most important types of cloud services because it provides users online access to servers for storage and networking. PaaS allows customers to use a provider’s servers to develop and host applications without needing to maintain and manage the backend infrastructure. Amazon is the current leader in IaaS and PaaS with a market share of nearly 40% (Synergy Research Group). SaaS is the third type of cloud service and it is how companies like Microsoft provide their users with software such as Microsoft Office. SaaS allows providers to automatically update their applications to ensure that users always have the best experience. Microsoft is the current leader in SaaS with a market share of 17% (Synergy Research Group). More companies are looking to move their data to the cloud due to the greater security and flexibility it provides which is creating healthy growth for the market. From 2019 to 2022 global public cloud service revenue is expected to grow at a compound annual growth rate (CAGR) of 15.89% (Gartner). One positive aspect of the growth in the cloud industry is just how diverse the market is. Companies specialize in different areas like Amazon with infrastructure, Microsoft with software and Oracle with data security. These specialties provide consumers with greater choice and flexibility in the type of cloud service they need. Many customers will use the cloud services from several providers to build the most efficient and effective solution for their business. Because of this, companies like Amazon and Microsoft can afford to expand and grow without necessarily taking market share from each other. We like these market dynamics as it gives us the ability to invest in different cloud companies with different strengths and priorities in the same market. Keeping an eye on developments in this space will be important as more companies shift from on-premise solutions to cloud solutions.

Technological Innovation is Key

Technological innovation continues to be an important driving force in the market as businesses look for ways to disrupt their industries and improve their operations. Data analytics, cloud computing, artificial intelligence (AI) and 5G connectivity are major disruptors. Oracle is a company that is looking to shake up the cloud market with their autonomous database. Using AI and data analytics, the database can cut down on workloads and server downtimes as it can detect and patch security flaws, as well as perform regular maintenance, autonomously. We dig deep to find new technologies like this that have the potential to change the landscape of an industry so we can be on the forefront of that disruption. Another business we like with a focus on digital innovation is Medtronic. Medtronic has created smart medical devices that can improve the lives of patients such as a closed loop insulin pump that can detect changes in blood sugar levels and automatically administer the correct amount of insulin. Watching developments in technological innovation remains vital to our work as they can have a large impact on the market. The top 5 contributors to the returns of the S&P 500 in 2019 were all technology stocks. Apple and Microsoft led the returns for the S&P 500 and together accounted for 14.8% of the total return in 2019 (CNBC). It is easy to get swept up in the exciting stories of these fast-growing tech stocks, but it is important for us to remain vigilant and prioritize enduring business models and strong fundamentals over exciting stories. 5G connectivity, which boasts incredible speeds and low latency, is another technology that is expected to be a disruptor in the market. 5G technology could have many applications such as allowing for remote surgical operations with essentially no lag time. Self-driving technology could improve by allowing cars to communicate with each other to increase safety. Though there are many potential uses for 5G technology, Cowen predicts that 5G is still in its infancy and won’t be available for mass market adoption until at least 2022. Developments with 5G will be on our radar as more companies begin to adopt the technology.

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A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

Performance Update

Auxier Focus Fund’s (the “Fund”) Investor Class returned 8.28% in the fourth quarter vs. 9.07% for the S&P 500 Index and 6.67% for the DJIA and 5.12% for the Lipper Balanced Fund Index. Stocks in the Fund comprised 96.3% and gained 8.93%. The equity breakdown was 82.6% domestic and 13.7% foreign with 3.7% short term debt instruments. For the full year 2019 the Fund returned 20.20%, DJIA 25.34%, S&P 500 31.49% and the Lipper Balanced Fund Index 19.44%. A hypothetical $10,000 investment in the Fund since inception in July 1999 to December 31, 2019 is now worth $44,294 vs. $34,144 for the S&P 500. The equities in the Fund had a cumulative return of 501.26% since inception and the Fund as a whole had a cumulative return of 342.93%. This was achieved with an average exposure to the market of less than 79% over the entire period.

Contributors to the period: Our outlook on a cross section of portfolio positions with a positive return for the period ended 12/31/19.

United Health Group (UNH)

During 2019 UnitedHealth stock was heavily impacted by discourse around the 2020 presidential elections. Several candidates support a single-payer healthcare system that could have a negative effect on companies like UnitedHealth. During the quarter healthcare stocks moved higher as talk of a single-payer system died down. The business side of UnitedHealth performed well during the most recent quarter as revenue and

Auxier Focus Fund – Investor Class

Average Annual Total Returns (12/31/2019)

Since Inception (07/09/1999) 7.54%

10-year 9.20%

5-year 7.50%

1-year 20.20%

3-month 8.28%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s Investor Class Share’s annual operating expense ratio (gross) is 1.11%. The Fund’s adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit total annual operating expenses at 0.94%, which is in effect until October 31, 2020. Other share classes may vary. The Fund charges a 2.0% redemption fee on shares redeemed within 180 days of purchase. For the most recent month-end performance, please call (877) 328-9437 or visit the Adviser’s website at www.auxierasset.com. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

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Top Equity Holdings	% Assets
Mastercard, Inc., Class A	5.8%
UnitedHealth Group, Inc.	4.8%
Medtronic PLC	3.8%
Microsoft Corp.	3.8%
PepsiCo., Inc.	3.5%
Bank of New York Mellon Corp.	3.2%
Johnson & Johnson	3.1%
Philip Morris International	3.0%
Bank of America Corp.	2.9%
Merk & Co., Inc.	2.8%

earnings per share grew 6.7% and 13.3%, respectively. Management has provided guidance for high single digit revenue growth and cash flow generation of over $19 billion in 2020. Positive cash flow generation has allowed the company to maintain a steady dividend yield even as their stock price has risen.

Bank of America Corporation (BAC)

The company has been growing their reach by adapting to the shift towards digital banking and transactions. 100% of Bank of America’s 16,626 ATMs are contactless enabled to allow customers the convenience of only needing to use their phones. The company’s digital payment partner, Zelle, continues to grow, ending the most recent quarter with 8.9 million active users and 80.8 million transactions. Management hopes that their continued investment in digital technology will appeal to a wider range of consumers, specifically the younger generation. The Fed voted in December to keep interest rates steady, which after several rate reductions, is seen as a positive development for the banking industry.

Anthem, Inc. (ANTM)

Like UnitedHealth, Anthem has been affected by the primary debates, but the recent change in expectations of a single-payer healthcare system has boosted the stock price over the last quarter. Future price movements for Anthem may continue to be impacted by ongoing election year debates. Anthem’s membership base stood at nearly 41 million members as of October 2019, an increase of 2.7% over October of last year. Both revenue and earnings increased by double digits during the quarter due to membership growth and premium rate increases. The company has been consistent with returning capital to their shareholders returning over 50% of their net income through share repurchases and dividends.

Mastercard Inc. (MA)

The strength of the U.S. economy continued to drive growth in the top and bottom lines for Mastercard. Gross dollar volume for the most recent quarter was up over 10%. Management runs an asset-light business which gives the company the flexibility to acquire new companies and technologies to grow their reach. The company recently acquired the cybersecurity firm RiskRecon as growth in digital transactions will require more secure systems. Even as digital payments continue to grow, cash is still the most widely used form of payment in the world which signifies the massive potential for growth for Mastercard as consumers continue to move away from using cash. In the US, digital transactions have been growing at nearly twice the GDP growth rate (McKinsey & Company). Digital wallets like Apple Pay have made electronic payments more convenient and secure which could benefit companies like Mastercard if fewer consumers feel the need to carry around a physical wallet full of cash.

Microsoft Corporation (MSFT)

In the most recent quarter, Microsoft saw their revenue and earnings increase by 14% and 21% respectively. This growth was led by the strength of their Azure cloud which grew by 59%. Management has been investing in their cloud AI platform and their investments are starting to pay off as Azure AI is used by more than 85% of the Fortune 100 companies. In October, Microsoft won the contract for the Pentagon’s Joint Enterprise Defense Infrastructure (JEDI) service. The contract is valued at $10 billion over the next 10 years. As part of the contract, Microsoft will provide cloud-based enterprise services to the Department of Defense. This contract win is another positive step in improving Microsoft’s competitive edge in the cloud services industry. The company plans to continue to invest in their digital and cloud services and management still expects double digit revenue and operating income growth for the full-year 2020.

Alphabet Inc. (GOOG)

Even as one of the largest companies in the world, Alphabet has continued to innovate with new services and technologies which has led to consistent growth. Alphabet operates with low levels of debt and positive cash flow. In November, Alphabet purchased fitness and health company Fitbit for $2.1 billion. Alphabet currently develops the software that other smartwatch makers use, but this acquisition will allow them to compete with companies like Apple on the hardware side . This purchase also gives Alphabet access to valuable user data that they will be able to use to improve their other products and services. Alphabet made advances in AI with their BERT program. This AI can recognize more subtle patterns in language which will allow Alphabet to provide better search results. Cloud services grew 38.5% in the most recent quarter and Alphabet plans to continue to focus on the rapidly growing industry. The company announced a 10-year partnership with Mayo Clinic to provide advanced cloud computing and data analytics

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A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

to help improve their healthcare outcomes. In December, the company announced that Sundar Pichai would be taking over as CEO following the decision of co-founder Larry Page to step down from the role. Pichai is focused on bringing more transparency to the company which could help ease user’s concerns over Alphabet’s use of data.

Detractors to the period: Our outlook on a cross section of portfolio positions with a negative return for the period ended 12/31/19:

The Travelers Companies Inc. (TRV)

The Travelers Companies took a hit in October when they released their third quarter results. Travelers has been particularly hurt by asbestos related claims as well as unfavorable general liability and commercial auto reserves. Due to these challenges we are seeing a favorable trend in pricing. Despite these headwinds, Travelers increased their net written premiums by 7% due to growth from all three of their business segments. Management is focused on cutting costs in order to return capital to their shareholders. In the first nine months of 2019, Travelers returned $1.8 billion to shareholders through dividends and share repurchases

American International Group (AIG)

Much like Travelers, AIG has had to work against a tough macro environment for insurance companies. However, they have managed to post positive results with total premiums and deposits increasing over 10%. AIG also managed to return to profitability after difficult results in 2018 due to high catastrophe losses from the 14 separate natural disasters that caused over a billion dollars in damages (NOAA). Premiums tend to rise after natural disasters and AIG is well positioned to take advantage with higher margins. In November, AIG announced that they were selling a 77% ownership stake in Fortitude Group to The Carlyle Group and T&D Holdings for approximately $1.8 billion in order to streamline their business.

Molson Coors Brewing Co. (TAP)

In 2018 alone, the volume of beer consumed in the United States declined by 1.6% with most of the decline coming in below premium brands such as Keystone Light and Coors Light (IWSR). With this trend not expected to slow anytime soon Molson Coors Brewing is working to transform into a total beverage company by diversifying into other beverages. Their two main goals in their diversification have been in growing their premium brands such as Blue Moon and Peroni and expanding into beverages beyond beer such as seltzers, wines, hard coffees, and THC and CBD non-alcoholic beverages. According to BDS Analytics and Arcview Market Research, the US CBD market is expected to grow from $1.9 billion in 2018 to over $20 billion by 2024 for a CAGR of 49%. With its size and distribution experience, Molson Coors could scale their operations faster and more efficiently than smaller businesses. Molson Coors is expecting $1.4 billion in free cash flow in 2019 as they reduce costs and work to make their company more efficient.

Oracle Corporation (ORCL)

As part of their ongoing restructuring, Oracle has continued to shift more of their business to their cloud services and license support unit which now accounts for 71% of their revenue. While they are operating on a smaller scale than market leaders Amazon and Microsoft, they recently announced an initiative to allow their software to work with Microsoft’s in order to compete better against Amazon. Oracle is leading the field in autonomous databases and that fast-growing unit could provide a revenue tailwind in the future. Management has expressed interest in small acquisitions to improve their services, however, in a high market environment they have attempted to avoid overpaying for acquisitions and have instead spent their cash on stock buybacks. In 2019 they had a buyback yield of 14.77%.

Unilever plc (UL)

As Unilever is struggling to find growth opportunities in their developed markets in Europe and North America, their focus has shifted to emerging markets in Southeast Asia and South America. While underlying sales declined slightly in their developed markets, 5.1% growth in their emerging markets helped to boost the company to 2.9% underlying sales growth overall. Unilever CEO, Alan Jope, has worked to enhance their E-commerce capabilities since taking over at the start of 2019. Jope has also encouraged their divisions to work on increasing their local footprint with the 70-20-10 strategy. This attempts to combat the erosion large-cap consumer companies have experienced from smaller, local retailers who can more easily tailor their strategy to the market they are in. Unilever had strong free cash flow generation of €6.1 billion in 2019.

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Yum! Brands, Inc. (YUM)

Yum! Brands has taken a hit on tough competition for Pizza Hut. They have struggled to keep up with Domino’s prices and delivery speed and have been slow to adapt to new fast-casual pizza chains such as Blaze, Mod and Pieology. Their $200 million investment in Grubhub has fared poorly. However, KFC and Taco Bell both had same-store sales growth of over 3% as well as operating margin expansion. Yum! Brands’ diversity in fast food affords them a greater stability should one of their three brands falter. They had over $700 million in free cash flow in the quarter and are projecting greater than 100% free cash flow conversion in 2020.

In Closing

We have recently traveled to eight states on research and business meetings and have seen the rapid adoption and application of technology first-hand along with the effect that market competition has on efficiency. Increased competition between Uber and Lyft is improving the service of cabs and rental cars while Airbnb is disrupting the hotel industry. A smart phone in every pocket along with low gas prices are leading to more travel as young and old seek out meaningful experiences. Airports and restaurants are busy. The exponential doubling of knowledge is accelerating the cures for chronic diseases and advances in data analytics. We remain focused on analyzing sustainable, enduring businesses with growing sales, cash flows and earnings. We are looking for high ethics and management teams that are using technology to stay relevant in a rapidly digitizing world. Data analytics, AI, enterprise software, cloud services and mobile applications are rapidly disrupting entire industries. We want to make sure we are on the right side of the digital transition.

We appreciate your trust.

Jeff Auxier

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived. Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary. Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund’s portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund’s value.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. One cannot invest directly in an index or average.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

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PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Auxier Focus Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index (“S&P 500”), over the past ten fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

Investor Shares vs. S&P 500 Index

Average Annual Total Returns Periods Ended December 31, 2019	One Year	Five Years	Ten Years	Since Inception(1)
Investor Shares	20.25%	7.51%	9.21%	7.54%
S&P 500® Index (Since July 9, 1999)	31.49%	11.70%	13.56%	6.18%
A Shares (with sales charge)(2)(3)	13.02%	6.02%	8.45%	7.17%
Institutional Shares(3)	20.40%	7.69%	9.37%	7.62%

(1)	Institutional, A Shares and Investor Shares commenced operations on May 9, 2012, July 8, 2005 and July 9, 1999, respectively.
(2)	Due to shareholder redemptions on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor Shares of the Fund.
(3)	For Institutional Shares, performance for the 10-year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to commencement of operations of the Institutional Shares. For A Shares, performance for the since inception period is a blended average annual return which includes the return of the Investor Shares prior to commencement of operations of the A Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares, A Shares and Institutional Shares are 1.11%, 1.53% and 1.10%, respectively. However, the Fund’s Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) to 0.94%, 1.25% and 0.80% of the Investor Shares, A Shares and Institutional Shares, respectively, through October 31, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Shares redeemed or exchanged within 180 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (877) 328-9437 or visit www.auxierasset.com.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

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SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

Shares	Security Description	Value
Equity Securities - 96.3%
Common Stock - 96.3%
Communication Services - 1.8%
300	58.com, Inc., ADR (a)	$19,419
195,175	America Movil SAB de CV, ADR	3,122,800
3,719	Cisco Systems, Inc.	178,363
122,738	Telefonica SA, ADR	855,484
4,081	ViacomCBS, Inc., Class B	171,280
		4,347,346
Consumer Cyclicals - 1.3%
1,241	Booking Holdings, Inc. (a)	2,548,679
13,675	DR Horton, Inc.	721,356
		3,270,035
Consumer Discretionary - 6.9%
91,179	Arcos Dorados Holdings, Inc., Class A	738,550
34,000	Becle SAB de CV	62,563
51,460	Comcast Corp., Class A	2,314,156
12,990	CVS Health Corp.	965,027
110,077	Discovery, Inc., Class A (a)	3,603,921
4,641	Discovery, Inc., Class C (a)	141,504
100	Domino's Pizza, Inc.	29,378
16,250	General Motors Co.	594,750
176,238	Lincoln Educational Services Corp. (a)(b)	475,843
18,550	Lowe's Cos., Inc.	2,221,548
4,756	McDonald's Corp.	939,833
52,302	Sally Beauty Holdings, Inc. (a)	954,512
1,176	The Andersons, Inc.	29,729
4,725	The Home Depot, Inc.	1,031,845
12,850	Walmart, Inc.	1,527,094
7,050	Yum China Holdings, Inc.	338,471
7,050	Yum! Brands, Inc.	710,147
		16,678,871
Consumer Staples - 17.0%
65,455	Altria Group, Inc.	3,266,859
34,055	British American Tobacco PLC, ADR	1,445,975
13,200	Coca-Cola HBC AG, ADR (a)	452,760
4,135	Diageo PLC, ADR	696,417
2,214	Lamb Weston Holdings, Inc.	190,470
50,327	Molson Coors Brewing Co., Class B	2,712,625
34,800	Monster Beverage Corp. (a)	2,211,540
62,895	PepsiCo., Inc.	8,595,860
84,525	Philip Morris International, Inc.	7,192,232
83,280	Tesco PLC, ADR	839,296
51,300	The Coca-Cola Co.	2,839,455
2,845	The J.M. Smucker Co.	296,250
203,368	The Kroger Co.	5,895,638
8,525	The Procter & Gamble Co.	1,064,773
63,421	Unilever NV, ADR	3,644,171
		41,344,321
Energy - 3.9%
144,810	BP PLC, ADR	5,465,129
7,430	Chevron Corp.	895,389
13,600	ConocoPhillips	884,408
7,800	Phillips 66	868,998
14,415	Valero Energy Corp.	1,349,965
		9,463,889
Financials - 23.3%
53,260	Aflac, Inc.	2,817,454
49,445	American International Group, Inc.	2,538,012
2,480	Ameriprise Financial, Inc.	413,118
201,699	Bank of America Corp.	7,103,839
16,545	Berkshire Hathaway, Inc., Class B (a)	3,747,442
61,374	Central Pacific Financial Corp.	1,815,443
25,975	Citigroup, Inc.	2,075,143

Shares	Security Description	Value
Financials - 23.3% (continued)
5,616	Colliers International Group, Inc.	$437,879
132,268	Credit Suisse Group AG, ADR	1,779,005
5,616	FirstService Corp.	522,513
63,668	Franklin Resources, Inc.	1,654,095
2,025	Marsh & McLennan Cos., Inc.	225,605
47,550	Mastercard, Inc., Class A	14,197,954
1,100	PayPal Holdings, Inc. (a)	118,987
152,625	The Bank of New York Mellon Corp.	7,681,616
18,918	The Travelers Cos., Inc.	2,590,820
3,200	U.S. Bancorp	189,728
15,249	Unum Group	444,661
31,600	Visa, Inc., Class A	5,937,640
4,400	Wells Fargo & Co.	236,720
		56,527,674
Health Care - 26.0%
44,051	Abbott Laboratories	3,826,270
2,900	Alkermes PLC (a)	59,160
4,230	Allergan PLC	808,649
740	Amgen, Inc.	178,392
18,731	Anthem, Inc.	5,657,324
12,000	Becton Dickinson and Co.	3,263,640
12,190	Biogen, Inc. (a)	3,617,139
13,490	Cigna Corp.	2,758,570
51,240	Johnson & Johnson	7,474,379
81,368	Medtronic PLC	9,231,200
74,249	Merck & Co., Inc.	6,752,946
7,282	Pfizer, Inc.	285,309
22,337	Quest Diagnostics, Inc.	2,385,368
125,000	Sundial Growers, Inc. (a)	376,250
39,676	UnitedHealth Group, Inc.	11,663,950
32,400	Zimmer Biomet Holdings, Inc.	4,849,632
		63,188,178
Industrials - 3.9%
1,240	Caterpillar, Inc.	183,123
122,841	Corning, Inc.	3,575,902
3,695	FedEx Corp.	558,721
27,157	Gates Industrial Corp. PLC (a)	373,680
88,671	Manitex International, Inc. (a)	527,592
11,500	Raytheon Co.	2,527,010
2,780	The Boeing Co.	905,613
7,795	United Parcel Service, Inc., Class B	912,483
		9,564,124
Information Technology - 8.3%
1,742	Alphabet, Inc., Class A (a)	2,333,217
35,910	Cerner Corp.	2,635,435
18,775	Cognizant Technology Solutions Corp., Class A	1,164,425
3,155	Facebook, Inc., Class A (a)	647,564
57,887	Microsoft Corp.	9,128,780
82,320	Oracle Corp.	4,361,314
		20,270,735
Materials - 3.5%
14,225	Celanese Corp., Class A	1,751,382
28,458	Corteva, Inc.	841,219
28,458	Dow, Inc.	1,557,506
28,458	DuPont de Nemours, Inc.	1,827,004
26,505	LyondellBasell Industries NV, Class A	2,504,192
4,980	The Mosaic Co.	107,767
		8,589,070
Telecommunications - 0.1%
22,075	CenturyLink, Inc.	291,611

See Notes to Financial Statements.

7

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

Shares	Security Description	Value
Transportation - 0.3%
2,550	Delta Air Lines, Inc.	$149,124
3,110	Union Pacific Corp.	562,257
		711,381
Total Common Stock (Cost $115,215,469)		234,247,235
Total Equity Securities (Cost $115,215,469)		234,247,235

Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - 2.8%
Corporate Non-Convertible Bonds - 0.8%
Financials - 0.6%
$500,000	JPMorgan Chase & Co. (callable at 100) (c)(d)	4.63%	11/01/22	504,510
500,000	The Goldman Sachs Group, Inc. (callable at 100) (c)(d)	5.00	11/10/22	504,510
400,000	Truist Financial Corp. (callable at 100) (c)(d)	5.13	06/15/49	411,560
				1,420,580
Industrials - 0.2%
450,000	General Electric Co. (callable at 100) (c)(d)	5.00	01/21/21	441,441
Total Corporate Non-Convertible Bonds (Cost $1,815,432)				1,862,021
U.S. Government & Agency Obligations - 2.0%
U.S. Treasury Securities - 2.0%
5,000,000	U.S. Treasury Bill (e)
	(Cost $4,994,298)	1.52	01/28/20	4,994,737
Total Fixed Income Securities (Cost $6,809,730)				6,856,758
Investments, at value - 99.1% (Cost $122,025,199)				$241,103,993
Other Assets & Liabilities, Net - 0.9%				2,072,022
Net Assets - 100.0%				$243,176,015

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Illiquid Security.
(c)	Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of December 31, 2019.
(d)	Perpetual maturity security.
(e)	Zero coupon bond. Interest rate presented is yield to maturity.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Communication Services	$4,347,346	$–	$–	$4,347,346
Consumer Cyclicals	3,270,035	–	–	3,270,035
Consumer Discretionary	16,678,871	–	–	16,678,871
Consumer Staples	41,344,321	–	–	41,344,321
Energy	9,463,889	–	–	9,463,889
Financials	56,527,674	–	–	56,527,674
Health Care	63,188,178	–	–	63,188,178
Industrials	9,564,124	–	–	9,564,124
Information Technology	20,270,735	–	–	20,270,735
Materials	8,589,070	–	–	8,589,070
Telecommunications	291,611	–	–	291,611
Transportation	711,381	–	–	711,381
Corporate Non- Convertible Bonds	–	1,862,021	–	1,862,021
U.S. Government & Agency Obligations	–	4,994,737	–	4,994,737
Investments at Value	$234,247,235	$6,856,758	$–	$241,103,993

PORTFOLIO HOLDINGS % of Total Net Assets
Communication Services	1.8%
Consumer Cyclicals	1.3%
Consumer Discretionary	6.9%
Consumer Staples	17.0%
Energy	3.9%
Financials	23.3%
Health Care	26.0%
Industrials	3.9%
Information Technology	8.3%
Materials	3.5%
Telecommunications	0.1%
Transportation	0.3%
Corporate Non-Convertible Bonds	0.8%
U.S. Government & Agency Obligations	2.0%
Other Assets & Liabilities, Net	0.9%
100.0%

See Notes to Financial Statements.

8

AUXIER FOCUS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

ASSETS
Investments, at value (Cost $122,025,199)	$241,103,993
Cash	2,078,536
Receivables:
Fund shares sold	152,879
Investment securities sold	24,002
Dividends and interest	401,472
Prepaid expenses	20,338
Total Assets	243,781,220

LIABILITIES
Payables:
Fund shares redeemed	264,893
Distributions payable	148,506
Accrued Liabilities:
Investment Adviser fees	129,343
Trustees’ fees and expenses	703
Fund services fees	26,258
Other expenses	35,502
Total Liabilities	605,205

NET ASSETS	$243,176,015

COMPONENTS OF NET ASSETS
Paid-in capital	$124,151,849
Distributable earnings	119,024,166
NET ASSETS	$243,176,015

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	6,179,159
A Shares	123,934
Institutional Shares	4,281,527

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $140,607,012)	$22.76
A Shares (based on net assets of $2,875,941)	$23.21
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$24.62
Institutional Shares (based on net assets of $99,693,062)	$23.28

See Notes to Financial Statements.

9

AUXIER FOCUS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $15,766)	$2,570,106
Interest income	117,135
Total Investment Income	2,687,241

EXPENSES
Investment Adviser fees	940,420
Fund services fees	159,928
Transfer agent fees:
Investor Shares	27,490
A Shares	643
Institutional Shares	4,797
Distribution fees:
A Shares	3,440
Custodian fees	12,402
Registration fees:
Investor Shares	8,090
A Shares	2,239
Institutional Shares	7,568
Professional fees	27,712
Trustees' fees and expenses	5,112
Other expenses	88,778
Total Expenses	1,288,619
Fees waived	(226,786)
Net Expenses	1,061,833

NET INVESTMENT INCOME	1,625,408

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,379,003
Net change in unrealized appreciation (depreciation) on investments	15,452,258
NET REALIZED AND UNREALIZED GAIN	16,831,261
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,456,669

See Notes to Financial Statements.

10

AUXIER FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2019		For the Year Ended June 30, 2019
OPERATIONS		Shares		Shares
Net investment income	$1,625,408		$3,080,608
Net realized gain	1,379,003		12,107,726
Net change in unrealized appreciation (depreciation)	15,452,258		580,575
Increase in Net Assets Resulting from Operations	18,456,669		15,768,909

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(8,128,004)		(9,536,436)
A Shares	(151,099)		(161,105)
Institutional Shares	(5,663,780)		(4,612,293)
Total Distributions Paid	(13,942,883)		(14,309,834)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,408,190	151,061	8,398,246	380,608
A Shares	62,743	2,733	303,403	13,720
Institutional Shares	6,828,443	293,964	22,260,504	973,396
Reinvestment of distributions:
Investor Shares	7,658,790	336,765	9,152,257	438,980
A Shares	146,537	6,342	156,607	7,387
Institutional Shares	5,465,117	234,913	4,441,627	208,820
Redemption of shares:
Investor Shares	(11,020,654)	(485,780)	(41,202,344)	(1,879,232)
A Shares	(57,052)	(2,492)	(598,448)	(27,043)
Institutional Shares	(5,452,781)	(234,241)	(8,219,687)	(357,162)
Redemption fees:
Investor Shares	3,414	–	5,173	–
A Shares	64	–	93	–
Institutional Shares	2,420	–	2,637	–
Increase (Decrease) in Net Assets from Capital Share Transactions	7,045,231	303,265	(5,299,932)	(240,526)
Increase (Decrease) in Net Assets	11,559,017		(3,840,857)

NET ASSETS
Beginning of Period	231,616,998		235,457,855
End of Period	$243,176,015		$231,616,998

See Notes to Financial Statements.

11

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2019		2019	2018	2017	2016	2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$22.34		$22.25	$21.95	$19.69	$20.50	$20.75
INVESTMENT OPERATIONS
Net investment income (a)	0.15		0.28	0.26	0.23	0.21	0.17
Net realized and unrealized gain	1.64		1.18	1.28	2.59	0.08	0.38
Total from Investment Operations	1.79		1.46	1.54	2.82	0.29	0.55

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.29)		(0.30)	(0.25)	(0.23)	(0.20)	(0.20)
Net realized gain	(1.08)		(1.07)	(0.99)	(0.33)	(0.90)	(0.60)
Total Distributions to Shareholders	(1.37)		(1.37)	(1.24)	(0.56)	(1.10)	(0.80)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$22.76		$22.34	$22.25	$21.95	$19.69	$20.50
TOTAL RETURN	8.08	%(c)	7.08%	6.97%	14.55%	1.58%	2.69%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$140,607		$137,995	$161,032	$185,363	$203,921	$231,911
Ratios to Average Net Assets:
Net investment income	1.32	%(d)	1.25%	1.14%	1.11%	1.10%	0.83%
Net expenses	0.97	%(d)	0.98%	0.98%	1.03%	1.14%	1.24%
Gross expenses (e)	1.09	%(d)	1.11%	1.10%	1.16%	1.30%	1.27%
PORTFOLIO TURNOVER RATE	1	%(c)	3%	3%	5%	6%	4%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

12

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2019		2019	2018	2017	2016	2015
A SHARES
NET ASSET VALUE, Beginning of Period	$22.70		$22.56	$22.23	$19.90	$20.64	$20.85
INVESTMENT OPERATIONS
Net investment income (a)	0.12		0.22	0.20	0.19	0.19	0.18
Net realized and unrealized gain	1.67		1.21	1.29	2.61	0.09	0.36
Total from Investment Operations	1.79		1.43	1.49	2.80	0.28	0.54

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.20)		(0.22)	(0.17)	(0.14)	(0.12)	(0.15)
Net realized gain	(1.08)		(1.07)	(0.99)	(0.33)	(0.90)	(0.60)
Total Distributions to Shareholders	(1.28)		(1.29)	(1.16)	(0.47)	(1.02)	(0.75)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$23.21		$22.70	$22.56	$22.23	$19.90	$20.64
TOTAL RETURN(c)	7.92	%(d)	6.80%	6.68%	14.28%	1.49%	2.63%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$2,876		$2,664	$2,782	$2,797	$2,698	$5,541
Ratios to Average Net Assets:
Net investment income	1.04	%(e)	0.98%	0.87%	0.91%	0.94%	0.84%
Net expenses	1.25	%(e)	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (f)	1.50	%(e)	1.53%	1.44%	1.54%	1.61%	1.56%
PORTFOLIO TURNOVER RATE	1	%(d)	3%	3%	5%	6%	4%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

13

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2019		2019	2018	2017	2016	2015
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$22.81		$22.66	$22.29	$19.96	$20.74	$20.91
INVESTMENT OPERATIONS
Net investment income (a)	0.17		0.33	0.31	0.28	0.25	0.24
Net realized and unrealized gain	1.68		1.19	1.30	2.61	0.08	0.36
Total from Investment Operations	1.85		1.52	1.61	2.89	0.33	0.60

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)		(0.30)	(0.25)	(0.23)	(0.21)	(0.17)
Net realized gain	(1.08)		(1.07)	(0.99)	(0.33)	(0.90)	(0.60)
Total Distributions to Shareholders	(1.38)		(1.37)	(1.24)	(0.56)	(1.11)	(0.77)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$23.28		$22.81	$22.66	$22.29	$19.96	$20.74
TOTAL RETURN	8.15	%(c)	7.24%	7.20%	14.72%	1.74%	2.93%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$99,693		$90,958	$71,644	$59,518	$42,969	$29,366
Ratios to Average Net Assets:
Net investment income	1.49	%(d)	1.43%	1.34%	1.32%	1.27%	1.13%
Net expenses	0.80	%(d)	0.80%	0.80%	0.86%	1.00%	1.00%
Gross expenses (e)	1.09	%(d)	1.10%	1.10%	1.16%	1.31%	1.36%
PORTFOLIO TURNOVER RATE	1	%(c)	3%	3%	5%	6%	4%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

14

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value.

The Fund currently offers three classes of shares: Investor Shares, A Shares and Institutional Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively. The Fund’s investment objective is to provide long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

15

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of December 31, 2019, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to

16

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2019, the Fund had $1,828,536 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Auxier Asset Management LLC (the “Adviser”) is the investment Adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.80% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2019, there were $3,007 front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares. The Distributor received $457 of the total front-end sales charges.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – Each Independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) to 0.94%, 1.25% and 0.80% of the Investor Shares, A Shares and Institutional Shares, respectively, through at least October 31, 2020. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Investor Shares do not correlate to the ratio of expenses to average net assets given in the financial highlights due to a reduction in the expense cap for the Investor Shares that went into effect on November 1, 2019. These contractual waivers may only be raised or eliminated with consent of the Board. Other fund service providers have voluntarily agreed to waive a portion

17

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

of their fees. These voluntary reductions may be reduced or eliminated at any time. For the period ended December 31, 2019, the fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$87,936	$93,946	$44,904	$226,786

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of December 31, 2019, $1,189,216 is subject to recapture by the Adviser. Other Waivers are not eligible for recoupment.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended December 31, 2019, totaled $2,297,768 and $5,138,618.

Note 7. Federal Income Tax

As of December 31, 2019, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$127,403,829
Gross Unrealized Depreciation	(8,325,035)
Net Unrealized Appreciation	$119,078,794

As of June 30, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,458,951
Undistributed Long-Term Gain	9,371,451
Unrealized Appreciation	103,679,978
Total	$114,510,380

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

18

AUXIER FOCUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2019

Investment Advisory Agreement Approval

At the December 12, 2019 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Apex Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and net expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its primary benchmark index. The Board observed that the Fund underperformed the S&P 500 Index, the Fund’s primary benchmark index, for the one-, three-, five-, and 10-year periods ended September 30, 2019 and outperformed the benchmark for the period since the Fund’s inception on July 9, 1999. The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to the Fund. The Board observed that the Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended September 30, 2019. The Board noted the Adviser’s representation that the Fund’s underperformance relative to the benchmark index could be attributed, in part, to the Adviser’s conservative approach to asset allocation, which tended to underperform the benchmark index during years of upward trending markets, and to the Fund’s material cash position, which is designed to result in preservation of capital in all markets. The Board noted the Adviser’s representation that the Fund seeks capital appreciation over the long-term and that, in the Adviser’s view, the Fund executed its investment objective without taking on undue risk, as evidenced by the Fund having outperformed its benchmark index since its inception on both a cumulative and average annual basis. Based on the Adviser’s investment style and the foregoing performance information, among other relevant factors, the Board determined that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

19

AUXIER FOCUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2019

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and net expense ratios in the Fund’s Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate and net expense ratio were each higher than the median of its Broadridge peer group. The Board also noted the Adviser’s representation that it had reduced the contractual advisory fee and the expense caps applicable to certain classes of shares within the last three fiscal years. Based on the foregoing and other relevant factors, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale at higher asset levels, but that the Adviser believed that economies of scale had not been achieved at current asset levels. The Board also observed that the Adviser had reduced the contractual advisory fee and expense caps applicable to certain classes of shares within the last three fiscal years. Based on the foregoing information and other applicable considerations, and in light of the size of the Fund, the Board determined that the asset level of the Fund was not consistent with the existence of economies of scale such that economies of scale were not a material factor to consider in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

20

AUXIER FOCUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2019

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Investor Shares
Actual	$1,000.00	$1,080.83	$5.07	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93	0.97%
A Shares
Actual	$1,000.00	$1,079.22	$6.53	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Shares
Actual	$1,000.00	$1,081.52	$4.19	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 366 to reflect the half-year period.
21

AUXIER FOCUS FUND

FOR MORE INFORMATION

P.O. Box 588

Portland, Maine 04112

(877) 3AUXIER

(877) 328-9437

INVESTMENT ADVISER

Auxier Asset Management LLC

15668 NE Eilers Road

Aurora, Oregon 97002

TRANSFER AGENT

Apex Fund Services

P.O. Box 588

Portland, Maine 04112

www.theapexgroup.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1219

SEMI-ANNUAL REPORT
(Unaudited)
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting the Funds at (866) 233-3368, dfdent.ta@apexfs.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at (866) 233-3368, dfdent.ta@apexfs.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with DF Dent Growth Funds.

DF DENT GROWTH FUNDS

TABLE OF CONTENTS

DECEMBER 31, 2019

DF Dent Premier Growth Fund
A Message to Our Shareholders	1
Management Discussion of Fund Performance	9
Performance Chart and Analysis	14
Schedule of Investments	15
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
DF Dent Midcap Growth Fund
Performance Chart and Analysis	20
Schedule of Investments	22
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
DF Dent Small Cap Growth Fund
Performance Chart and Analysis	28
Schedule of Investments	30
Statement of Assets and Liabilities	32
Statement of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	35
DF Dent Growth Funds
Notes to Financial Statements	37
Additional Information	43

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

Dear Fellow Shareholders,

Performance for the three DF Dent Growth Funds is detailed in the table below.

Performance (for periods ending 12/31/2019)

	DF Dent Premier Growth Fund		DF Dent Midcap Growth Fund Institutional Shares[1]		DF Dent Small Cap Growth Fund Institutional Shares[1]
Benchmark	S&P 500 Index		Russell Midcap Growth Index		Russell 2000 Growth Index
6 Months
Fund	+	8.56%	+	6.73%	+	4.74%
Benchmark	+	10.92%	+	7.45%	+	6.75%
Fund vs Benchmark	-	2.36%	-	0.72%	-	2.01%
12 Months
Fund	+	42.90%	+	40.35%	+	36.54%
Benchmark	+	31.49%	+	35.47%	+	28.48%
Fund vs Benchmark	+	11.41%	+	4.88%	+	8.06%
3 Years
Fund	+	24.27%	+	22.54%	+	15.86%
Benchmark	+	15.27%	+	17.36%	+	12.49%
Fund vs Benchmark	+	9.00%	+	5.18%	+	3.37%
5 Years
Fund	+	14.82%	+	14.09%	+	11.66%
Benchmark	+	11.70%	+	11.60%	+	9.34%
Fund vs Benchmark	+	3.12%	+	2. 49%	+	2.32%
10 Years
Fund	+	15.37%		N/A		N/A
Benchmark	+	13.56%		N/A		N/A
Fund vs Benchmark	+	1.81%		N/A		N/A
Since Inception
Fund	+	10.01%	+	14.66%	+	11.56%
Benchmark	+	7.64%	+	12.35%	+	9.64%
Fund vs Benchmark	+	2.37%	+	2.31%	+	1.92%
Cumulative Since Inception
Fund	+	482.27%	+	220.00%	+	96.28%
Benchmark	+	288.99%	+	169.07%	+	76.31%
Fund vs Benchmark	+	193.28%	+	50.93%	+	19.97%
Inception Date

N/A- Periods which exceed the life of the particular fund.

[1]	Institutional Shares commenced operations on November 29, 2017. Performance for the three year, five year and since inception periods are a blended average annual return, which include the returns of the Investor Shares prior to the commencement of the Institutional Shares. Cumulative performance reflects a blended return, too.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the current prospectus, the DF Dent Premier Growth Fund’s annual operating expense ratio (gross) is 1.19%. However, D.F. Dent and Company (the Funds’ “Adviser”) has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) (net) to 0.99% through October 31, 2020. As stated in the current prospectus, the DF Dent Midcap Growth Fund’s annual operating expense ratio (gross) is 1.13% and 1.11% for the Investor Shares and Institutional Shares, respectively. However, the Adviser has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) (net) of Investor Shares and Institutional Shares to 0.98% and 0.85%, respectively, through October 31, 2020. As stated in the current prospectus, the DF Dent Small Cap Growth Fund’s annual operating expense ratio (gross) is 2.30% and 2.18% for the Investor Shares and Institutional Shares, respectively. However, the Adviser has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) (net) of Investor Shares and Institutional Shares to 1.05% and 0.95%, respectively, through October 31, 2020. These expense caps may be changed or eliminated prior to their expiration date only with the consent of the Board of Trustees. Both the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund charge a 2.00% redemption fee on shares redeemed within 60 days of purchase. Fund performance returns shown do not reflect redemption fees; if reflected, the returns would have been lower. Returns greater than one year are annualized, except cumulative returns.

The remainder of the letter pertains primarily to the DF Dent Premier Growth Fund (the “Fund”).

2019 was the best year of investment performance in your Fund’s 19 year history with its 42.90% absolute net return which included a $2.61 capital gain distribution to shareholders on Dec. 13, 2019. The year was also your Fund’s best return relative to its benchmark, the S&P 500 Index (the “Index”) beating the Index by +11.41%, as noted in the preceding table. The annualized net return since the Fund’s inception on July 16, 2001 of 10.01% now exceeds the Index return by +2.37%.

Note that the Fund’s annual returns of +11.41%, +9.00%, and +3.12% over the Index for the past 1-, 3-, 5- year periods, respectively, have all exceeded the Fund’s 19 year annual excess return of +2.37% over the Index. What might this be attributable to?

Your Fund’s Adviser, DF Dent and Co., has made significant investments in “human capital” during the last few years. These human capital investments have been adding research, compliance, and support staff to better serve the needs of our clients and shareholders. In particular, our research department has been expanded to increase the depth and breadth of our research and analysis of strong growth companies for the Fund. While this certainly does not suggest the continuation of returns such as last year’s, we do believe these investments in people were an important factor in your Fund’s strong relative performance in recent years.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

Expense Ratio Reduction

Prior to November 1, 2019, your Fund’s Adviser, D.F. Dent and Company, had agreed to maintain your Fund’s expense ratio at a net 1.10% on the first $150 million of net assets and 0.90% on net assets exceeding $150 million by reimbursing expenses and waiving management fees. On November 1, 2019, it agreed to cap the expense ratio at 0.99% by further reimbursing expenses and waiving a portion of its management fees. Since the Fund’s inception, this is the third contractual reduction in the expense ratio reflective of the growth in Fund assets.

Brokerage trading commissions were once again less than $.01 per share of the Fund for the entire year of 2019.

Portfolio Turnover

For the calendar year 2019, portfolio turnover was 17.7%, fairly consistent with the 16.6% average for the life of your Fund. Low turnover is another factor in keeping expenses down. Average portfolio turnover was well below your Fund’s peer group average from 1984 to 2018 of 56% according to page 65 of the 2019 Investment Company Fact Book.

Asset Allocation2

Large Capitalization	68.97%
Mid Capitalization	25.12%
Small Capitalization	4.61%
Reserve Funds	1.30%
Total Fund	100.00%

[2]	Percentages calculated based on total value of investments for the period ended December 31, 2019.

From the Fund’s inception (07/16/2001) through 06/30/2015, your Adviser used a market capitalization range of $1.5 to $7.0 billion to define mid-capitalization companies, and with companies below and above this range representing small and large caps, respectively. On 11/01/2015, we adjusted the ranges upwards to reflect the overall increase of market capitalization levels over the prior 14 years so that the market capitalization range of mid-cap became $3.0 to $12.0 billion, thereby defining companies below and above this range as small and large, respectively.

Since the 11/05/2017 Prospectus, we further increased the ceiling of the mid-cap range to $20 billion making the mid-cap range $3-20 billion and defining small and large cap below and above this range.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

Our Investment Process

We look for three core investment characteristics when researching potential portfolio companies:

●	A talented and ethical management team;

●	Best-in-class[3], niche-focused business; and

●	Proven business model.

3 The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best-in-class”.

As pertains to the first core investment characteristic, we seek to find “Level 5 Leaders” (a term coined by Jim Collins in Good to Great), who are personally humble but extremely ambitious for their organizations; who, when things go wrong, take the blame themselves, and when things go right, give the credit to others; and who surround themselves with top talent without fear of being overshadowed. If we feel that a company with a great business model and impressive financials is led by a management team that doesn’t meet our high standards, we just walk away. It is never worth it to us to entrust your Fund assets to a management team that we cannot trust.

Extensive due diligence is a critical component of our bottom-up investment process. The due diligence process may take months or even years and typically includes multiple meetings with the management team (including at their headquarters, where we can see them in their natural habitat), as well as review of SEC filings and past earnings calls and checks with customers, suppliers, distributors, and/or competitors. We try to involve as many people on our research team in these activities as possible, so that when it comes time to discuss a prospective investment, we have many cognitively diverse people around the table with a strong opinion (good or bad) of the management team and the business.

At D.F. Dent, we are growth-oriented investors (meaning that we try to identify companies that will grow their earnings substantially faster than the market), but we are also valuation sensitive. We do extensive financial modeling to try to determine a company’s medium-term and long-term potential measured in earnings, free cash flow, and other metrics. We realize that the best companies rarely get “cheap,” and if we want to own them for a long time, we might have to buy them (at least initially) at valuations that might seem expensive when viewed with a short-term lens. We try to evaluate whether the valuation is “fair” from a longer-term perspective consistent with our longer holding period. Of course, we make mistakes both in buying companies that turn out not to be great and in buying great companies at sub-optimal times, but we work hard to learn from these mistakes and make fewer of them as time goes on.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

DF Dent’s Professional Staff

Your Adviser was founded in 1976. For the first 25 years of your Adviser’s 44 year history before the inception of the DF Dent Growth Funds, there were basically two people doing the fundamental research necessary to invest our clients’ assets wisely. It became obvious that if we wanted our legacy clients and the new Fund shareholders to continue to prosper, we would need to increase our research and client-service capabilities. Consistent with the wisdom in Jim Collins’ book Good to Great, we have attempted to “get the right people on the bus” and then figure out how to take the firm to someplace great. Today, another twenty years later, we have a research team of eleven people doing the fundamental research necessary to find attractive investment opportunities and avoid mistakes. We come from very diverse backgrounds - family office, venture capital, medicine, law, Wall Street research, mutual fund management, private equity and more. Age-wise we run the gamut from baby boomers to today’s millennials. Geographically we come from everywhere including China, India and even New York. It is this cognitive diversity that allows us to look at potential investments from so many different perspectives and in the end decide on their suitability for your portfolios. Despite the animated discussions we have about the companies we are researching, the collegial atmosphere we have cultivated at the firm has led to little professional turnover and remarkable long-term stability of the research team. The firm has never been in a stronger position from a research team perspective, as is reflected in the quality of businesses you own in our three Funds. The names currently in the Funds have been sourced and driven by many members of the research team.

Socially Responsible Investing

Socially responsible investing has recently become a hot topic in the investment world, and Environmental, Social & Governance (ESG) funds have heavily marketed themselves to investors as a more sustainable and socially responsible alternative to traditional investing. These principals have been an important aspect of your Adviser’s investment philosophy long before there was a term ESG and have always played a significant role in its research process, helping evaluate how a company treats all of its stakeholders (employees, customers, suppliers, the local community, the global community, etc.). We have invested this way throughout our history; it just seemed to be common sense to us.

Evaluating potential and existing investments using socially responsibility is core to our research – both philosophically and in a very practical sense. It is a major focus of our ongoing due diligence and face-to-face meetings with management. Would you ever want to own companies that experience backlash from employees, customers, communities, and regulatory agencies for unacceptable behavior? Yes, it is very practical. We believe that investing with a focus on ethics, integrity, employee relations, environmental stewardship, and corporate citizenship is highly correlated with the strong historical investment performance of your Fund.

Over a year ago, we added to our research tools by subscribing to an ESG screen (called the ISS-Ethix screen) that allows us to screen all of our portfolio companies, as well as potential investments, to see if any ESG red flags come up. Currently, none of the portfolio companies in the DF Dent Funds are flagged by the ISS screen. The ISS screen is no substitute for the extensive due diligence that we perform when conducting our research, and there might be cases where our assessment differs from that of ISS. In those instances, we would not

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A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

be afraid to follow our own moral compass and to act accordingly. That said, we usually find the ISS ESG screen insightful and additive to our research process. It is a second, independent look. We have not officially created or marketed an “ESG” product, but we would like you to understand that socially responsibility and ESG principles have always been critical to our research process.

Commentary

As mentioned at the beginning of the letter, 2019 was the best year in your Fund’s history. Strong stock selection was broad-based across most Sectors as your Fund outperformed the Index in each of its four leading Sectors: Healthcare, Industrials, Technology, and Financial. Growth strategies dominated the equity markets in 2019 at the expense of cyclicals and value investing. Companies with cutting edge engineering, software, and research were the standouts whether those skills were applied to health care, technology, or even consumer services. This appears to be a very pervasive trend as innovative companies driving disruptive technological advances expand not only their revenues but the very markets in which they operate. It becomes a “virtual fly wheel” of self-perpetuity where the leaders expand their leadership and the strongest get stronger. We seek to invest in such companies, large and small, at all stages in their life cycles.

As usual, at the beginning of each year strategists attempt to make a forecast for the market for the year. Like weather forecasts they are extremely variable and often wrong and not to be relied upon. So we will choose not to indulge in a similar exercise. We do believe that we will see a very different environment in 2020 than we did in 2019. 2019 saw a steadily increasing stock market with very low volatility (there was not even one 10% correction). This year we would expect much greater volatility. Aside from the usual concerns about economic growth, corporate profits, trade, etc., we believe there are two other factors which will weigh heavily on investors psyche. First, the political environment that will emerge at the end of the year will be one of two scenarios. A continued divided government that will comfort a lot of investors as it will mean a low probability of major structural reforms. Or a unified progressive government that will likely mean higher taxes (corporate, individual and capital gains) which will unnerve some investors. We have no strong opinion on what the outcome will be at this point. The second factor that could influence volatility is the outlook for inflation. Inflation is below the Federal Reserve Bank (Fed)’s target and has been surprisingly low given the 50 year low in the current unemployment rate. Many economists thought such a low rate would have led to sharply higher wages by now, but that has not been the case. Should this positive occurrence continue, the Fed would likely remain accommodative. Add to that rising corporate profits and the market could experience another nice move to the upside. On the other hand, if inflation starts to accelerate at a faster pace than the Fed expects, their current accommodative policy could come into question. A “tapping on the brakes” by the Fed. Fears of a change in policy would not be welcomed by the market (remember the fourth quarter of 2018).

Volatility can be the investor’s friend since it can provide good opportunities to add to stocks under pressure and trim stocks benefitting without reason. We expect 2020 to offer plenty such opportunities. At D.F. Dent, we are focused on the businesses that make up the Funds’ portfolios. We will remain vigilant for opportunities given

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A MESSAGE TO OUR SHAREHOLDERS

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to us by increasing volatility when positioning your holdings.

Our conclusion is that investors should expect lower absolute returns with more volatility in coming years as the liquidity tailwind abates. Several key catalysts of the multi-decade bull market - falling interest rates, falling tax rates, expanding profit margins, and increasing debt leverage - have likely played out, suggesting that equity returns should be lower over the next decade. Strong returns will more likely be driven by stock-picking than by a broad rising tide. While diversification remains important, we believe some of the best returns longer-term will still come from equities. We believe your Fund’s portfolio is well positioned for growth going forward.

We welcome the past year’s new investors and appreciate the loyalty of our long term shareholders. We will continue to work diligently to earn your trust.

Respectively Submitted,

Daniel F. Dent	Bruce L. Kennedy	Matthew F. Dent

IMPORTANT INFORMATION:

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/ asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Investing involves risks, including the possible loss of principal. The DF Dent Premier Growth Fund may invest in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund will typically invest in the securities of fewer issuers. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The DF Dent Midcap Growth Fund (“Midcap Fund”) also invests in small and medium size companies. With non-diversification risk, the Midcap Fund will typically invest in securities of a small group of issuers, which exposes the Midcap Fund to greater market risk. Investing in American Depositary Receipts (ADRs) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Midcap Fund is also subject to other risks, such as Real Estate Investment Trusts (REIT) risk with possible real estate market declines, which are detailed in the Midcap Fund’s prospectus.

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A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2019

The DF Dent Small Cap Growth Fund (“Small Cap Fund”) invests in small size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Small Cap Fund will typically invest in securities of a small group of issuers, which exposes the Small Cap Fund to greater market risk. Investing in ADRs carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Small Cap Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Small Cap Fund’s prospectus.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell Small Cap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2019

Recent Performance

For the year ending December 31, 2019, the DF Dent Premier Growth Fund (the “Fund”) experienced a total return of +42.90% versus a total return of +31.49% for the S&P 500 Index (the “Index”), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending December 31, 2019 was as follows:

Period Ending 12/31/2019	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	+	8.56%	+	10.92%	-	2.36%
Twelve Months	+	42.90%	+	31.49%	+	11.41%
Three Years (annualized)	+	24.27%	+	15.27%	+	9.00%
Three Years (cumulative)	+	91.89%	+	53.17%	+	38.72%
Five Years (annualized)	+	14.82%	+	11.70%	+	3.12%
Five Years (cumulative)	+	99.58%	+	73.86%	+	25.72%
Ten Years (annualized)	+	15.37%	+	13.56%	+	1.81%
Ten Years (cumulative)	+	317.82%	+	256.66%	+	61.16%
Since Inception (7/16/2001) (annualized)	+	10.01%	+	7.64%	+	2.37%
Since Inception (7/16/2001) (cumulative)	+	482.27%	+	288.99%	+	193.28%

Past performance is not indicative of future performance.

The Fund performed well in the first 6 months of the year, up +31.63%, versus the Index, up +18.54%, while giving up 2.36% of that +13.09% differential during the second half of the year. 2019 was the best 12 month period in the Fund’s history both in terms of absolute and relative performance.

The equity market clearly benefited from the Fed’s decision to reduce interest rates in 2019 reducing direction early in the year after four rate increases in 2018, lower corporate tax rates, a simulative fiscal policy, strong employment, and low inflation. Trade uncertainties caused shifts in daily equity market sentiment in 2019 but were not sufficient to cause meaningful volatility as few investors knew from day to day what the next shift might be. The dollar was strong which caused many U.S. based companies to do well, but the earnings of companies with large foreign operations suffered from foreign exchange translation losses. On balance your Fund benefited as a U.S.-based equity portfolio.

Sector Allocation and Attribution

Allocation

The following bar chart presents the sector weightings of your Fund (DFDPX) versus the sector weightings of the Index as of December 31, 2019:

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2019

Source: FactSet

The Index is composed of eleven Sectors (not including cash reserves in the following bar chart). The Fund had no investments in Utilities, Energy, or Consumer Staples on December 31, 2019. Of the remaining eight Sectors, your Fund outperformed seven Sectors with only Communication Services lagging the Index as our only holding in that Sector, Alphabet’s (Google), return of +29.10% being behind the Communication Services Sector’s return of +33.28%.

Once again, Information Technology received our largest weighting of 28.6% followed by Health Care and Industrials at 17.9% and 16.6%, respectively. Each of these three Sectors outperformed the Index’s respective Sector. Thus, the heavier weighting and outperformance of that heavier weighting drove your Fund’s 2019 performance as shown in the Attribution table below:

Attribution

Selected Sectors of the Fund versus the Index

Sector	Fund Weight	Index Weight	Fund Return		Index Return
Information Technology	28.6%	23.2%	+	53.3%	+	50.4%
Health Care	17.9%	14.2%	+	37.3%	+	20.8%
Industrials	16.6%	9.0%	+	39.4%	+	29.5%
Financials	10.7%	12.9%	+	48.1%	+	32.1%

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2019

The preceding table summarizes the weightings and performance by the four major Sectors which represented 73.8% of your Fund at year end and 8.84% of the Fund’s 11.41% excess return over the Index in 2019. The Real Estate and Materials Sectors, also more heavily weighted than the Index, outperformed their Index Sectors in 2019 as well. Information Technology, Health Care, and Industrials represented the largest Sectors in the Fund throughout the year. The five best contributors and five worst contributors to performance are listed later in this report under “Five Best Contributors” and “Five Worst Contributors.”

Trends and Strategies

A growth strategy dominated the equity markets in 2019 at the expense of cyclicals and value investing. Companies with cutting edge engineering, software, and research were the standouts whether those skills were applied to health care, technology, or even consumer services. This appears to be a very pervasive trend as innovative companies driving disruptive technological advances expand not only their revenues but the very markets in which they operate. It becomes a “virtual fly wheel” of self-perpetuity where the leaders expand their leadership and the strongest get stronger. We seek such companies, large and small, at all stages in their life cycles.

Best and Worst Performers

Five Best Contributors

Investments	Fund Net Realized and Unrealized Appreciation and Income For the Year 2019	Fund Per Share As of 12/31/19
Visa Inc., Class A	$4,788,840	$0.70
ANSYS, Inc.	3,697,454	0.54
S&P Global, Inc.	3,656,742	0.53
Tyler Technologies, Inc.	3,461,894	0.51
TransDigm Group, Inc.	3,392,504	0.50
	$18,997,434	$2.78

Five Worst Contributors

Investments	Fund Net Realized and Unrealized Gain/ (Loss) and Income For the Year 2019	Fund Per Share As of 12/31/19
Healthcare Services Group, Inc.	$(917,951)	$(0.13)
Veeva Systems, Inc., Class A*	(48,682)	(0.01)
Red Hat, Inc.**	(23,922)	(0.00)
Twilio, Inc.*	66,564	0.01
TransUnion	114,958	0.02
	$(809,033)	$(0.11)

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2019

Within the Five Worst Contributors, Healthcare Services Group, Inc. and TransUnion were eliminated during 2019.

The best and worst individual stock performers regardless of portfolio weightings were:

BEST			WORST
PROS Holdings, Inc.	+	90.83%	Healthcare Services Group, Inc.	-	41.07%
TransDigm Group, Inc.	+	84.29%	Veeva Systems, Inc., Class A*	-	6.88%
Okta, Inc.	+	80.83%	Red Hat, Inc.**	-	0.65%
ANSYS, Inc.	+	80.08%	Watsco, Inc.	+	4.27%
CoStar Group, Inc.	+	77.36%	Twilio, Inc.*	+	7.93%

*	Veeva and Twilio were small initial purchases late in 2019 showing a small loss and gain, respectively, at year end.

**	Red Hat which was subject to a tender offer from IBM was sold on Jan. 3, 2019 as a source of funds to purchase Teleflex. This sale resulted in a slight loss in 2019 versus its December 31, 2018 closing price.

Capital Gains Distribution Policy

As previously reported, it is the Adviser’s policy to distribute all net realized capital gains in December of each year. The history of capital gain distributions by year and amount per share has been:

December	Amount per Share
2005	$0.10
2006	0.17
2007	0.24
2008	0.27
2015	3.32
2016	1.08
2017	2.85
2018	2.48
2019	2.61
Total	$13.12

Thus, a shareholder who purchased a share for $10 at the Fund’s inception July 16, 2001 would have received $13.12 in cash distributions and a total value of $49.28 as of December 31, 2019 ($13.12 cash distributions plus December 31, 2019 net asset value of $36.16). A shareholder who reinvested the above cash distributions at the time of each distribution would have accumulated a total value of $58.22 (taxes not included). The difference is the appreciation of the reinvested shares. If that shareholder had invested instead in the Index, the total value before deducting the Index Fund’s advertised low fees would have been $38.90. Thus, your Fund has 66.85% more appreciation than the Index (Fund appreciation of $48.22 divided by Index appreciation of $28.90 equals 166.85%).

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2019

FIVE LARGEST EQUITY HOLDINGS
DECEMBER 31, 2019

Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
84,000	Visa, Inc., Class A	$1,483,233	$15,783,600	6.37%
9,300	Markel Corp.	8,165,284	10,631,481	4.29
53,600	Ecolab, Inc.	3,668,706	10,344,264	4.18
37,500	S&P Global, Inc.	4,273,944	10,239,375	4.14
102,700	Waste Connections, Inc.	7,392,757	9,324,133	3.77
		$24,983,924	$56,322,853	22.75%

It is the Adviser’s policy in managing this growth fund to allow investments to become the largest positions through appreciation rather than committing large amounts of capital to become the largest positions. Consequently, the largest cost position in the above list of five large positions is Markel Corp. whose cost represented 3.27% of the Fund compared with its market value of 4.29% of the Fund on December 31, 2019.

The views in this report were those of the Fund’s Adviser as of December 31, 2019, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (“S&P 500”), over the past ten fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
DF Dent Premier Growth Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended December 31, 2019	One Year	Five Year	Ten Year
DF Dent Premier Growth Fund	42.90%	14.82%	15.37%
S&P 500 Index	31.49%	11.70%	13.56%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.19%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 0.99%, through October 31, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 233-3368.

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DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

Shares	Security Description	Value
Common Stock - 98.7%
Communication Services - 3.7%
6,900	Alphabet, Inc., Class C (a)	$9,225,438
Consumer Discretionary - 6.6%
4,200	Amazon.com, Inc. (a)	7,760,928
65,000	CarMax, Inc. (a)	5,698,550
19,000	Marriott International, Inc., Class A	2,877,170
		16,336,648
Financials - 10.7%
9,300	Markel Corp. (a)	10,631,481
23,400	Moody's Corp.	5,555,394
37,500	S&P Global, Inc. (a)	10,239,375
		26,426,250
Health Care - 17.9%
31,800	Bio-Techne Corp.	6,980,418
50,000	Danaher Corp.	7,674,000
24,000	Illumina, Inc. (a)	7,961,760
12,500	Intuitive Surgical, Inc. (a)	7,389,375
13,700	Teleflex, Inc.	5,157,228
25,600	Thermo Fisher Scientific, Inc.	8,316,672
6,000	Veeva Systems, Inc., Class A (a)	843,960
		44,323,413
Industrials - 16.7%
5,700	CoStar Group, Inc. (a)	3,410,310
159,000	Fastenal Co.	5,875,050
21,000	Roper Technologies, Inc.	7,438,830
13,500	TransDigm Group, Inc. (a)	7,560,000
51,000	Verisk Analytics, Inc.	7,616,340
102,700	Waste Connections, Inc.	9,324,133
		41,224,663
Information Technology - 28.6%
33,700	ANSYS, Inc. (a)	8,674,717
81,500	Black Knight, Inc. (a)	5,255,120
143,000	Blackline, Inc. (a)	7,373,080
125,000	Brooks Automation, Inc.	5,245,000
45,000	Envestnet, Inc. (a)	3,133,350
28,500	Mastercard, Inc., Class A	8,509,815
22,000	Okta, Inc. (a)	2,538,140
67,700	PROS Holdings, Inc. (a)	4,056,584
36,000	Qualys, Inc. (a)	3,001,320
12,000	Twilio, Inc. (a)	1,179,360
20,600	Tyler Technologies, Inc. (a)	6,180,412
84,000	Visa, Inc., Class A	15,783,600
		70,930,498
Materials - 7.1%
53,600	Ecolab, Inc.	10,344,264
49,800	Vulcan Materials Co.	7,170,702
		17,514,966

Shares	Security Description	Value
Real Estate - 7.4%
23,000	American Tower Corp. REIT	$5,285,860
143,000	CBRE Group, Inc., Class A (a)	8,764,470
18,100	SBA Communications Corp. REIT	4,361,919
		18,412,249
Total Common Stock (Cost $124,983,530)		244,394,125
Investments, at value - 98.7% (Cost $124,983,530)		$244,394,125
Other Assets & Liabilities, Net - 1.3%		3,188,274
Net Assets - 100.0%		$247,582,399

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$244,394,125
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$244,394,125

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS % of Total Net Assets
Communication Services	3.7%
Consumer Discretionary	6.6%
Financials	10.7%
Health Care	17.9%
Industrials	16.7%
Information Technology	28.6%
Materials	7.1%
Real Estate	7.4%
Other Assets & Liabilities, Net	1.3%
100.0%

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

ASSETS
Investments, at value (Cost $124,983,530)	$244,394,125
Cash	3,837,589
Receivables:
Fund shares sold	647,923
Investment securities sold	1,317,202
Dividends and interest	502,589
Prepaid expenses	17,003
Total Assets	250,716,431

LIABILITIES
Payables:
Investment securities purchased	2,477,772
Fund shares redeemed	104,074
Accrued Liabilities:
Investment adviser fees	511,124
Trustees’ fees and expenses	623
Fund services fees	20,234
Other expenses	20,205
Total Liabilities	3,134,032

NET ASSETS	$247,582,399

COMPONENTS OF NET ASSETS
Paid-in capital	$127,080,578
Distributable earnings	120,501,821
NET ASSETS	$247,582,399

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,846,029

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$36.16

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $3,391)	$1,327,821
Interest income	8,959
Total Investment Income	1,336,780

EXPENSES
Investment adviser fees	1,145,261
Fund services fees	129,507
Custodian fees	11,493
Registration fees	11,249
Professional fees	26,615
Trustees' fees and expenses	5,051
Other expenses	18,508
Total Expenses	1,347,684
Fees waived	(176,595)
Net Expenses	1,171,089

NET INVESTMENT INCOME	165,691

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	6,505,708
Net change in unrealized appreciation (depreciation) on investments	12,341,644
NET REALIZED AND UNREALIZED GAIN	18,847,352
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,013,043

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2019	For the Year Ended June 30, 2019
OPERATIONS
Net investment income (loss)	$165,691	$(918,051)
Net realized gain	6,505,708	18,212,790
Net change in unrealized appreciation (depreciation)	12,341,644	18,465,342
Increase in Net Assets Resulting from Operations	19,013,043	35,760,081

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(16,761,622)	(13,091,027)

CAPITAL SHARE TRANSACTIONS
Sale of shares	35,086,678	17,827,300
Reinvestment of distributions	15,466,558	12,265,975
Redemption of shares	(17,226,394)	(14,330,596)
Increase in Net Assets from Capital Share Transactions	33,326,842	15,762,679
Increase in Net Assets	35,578,263	38,431,733

NET ASSETS
Beginning of Period	212,004,136	173,572,403
End of Period	$247,582,399	$212,004,136

SHARE TRANSACTIONS
Sale of shares	955,097	546,384
Reinvestment of distributions	434,698	439,169
Redemption of shares	(474,085)	(456,602)
Increase in Shares	915,710	528,951

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2019		2019	2018	2017	2016	2015
NET ASSET VALUE, Beginning of Period	$35.75		$32.13	$28.22	$24.42	$28.32	$26.17
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.03		(0.16)	(0.15)	(0.07)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	2.99		6.26	6.91	4.95	(0.45)	2.25
Total from Investment Operations	3.02		6.10	6.76	4.88	(0.58)	2.15

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(2.61)		(2.48)	(2.85)	(1.08)	(3.32)	–
Total Distributions to Shareholders	(2.61)		(2.48)	(2.85)	(1.08)	(3.32)	–

NET ASSET VALUE, End of Period	$36.16		$35.75	$32.13	$28.22	$24.42	$28.32
TOTAL RETURN	8.56	%(b)	21.14%	24.97%	20.62%	(2.06)%	8.22%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$247,582		$212,004	$173,572	$146,716	$147,003	$173,936
Ratios to Average Net Assets:
Net investment income (loss)	0.14	%(c)	(0.51)%	(0.50)%	(0.26)%	(0.52)%	(0.38)%
Net expenses	1.02	%(c)	1.07%	1.09%	1.10%	1.09%	1.06%
Gross expenses (d)	1.17	%(c)	1.20%	1.22%	1.23%	1.22%	1.20%
PORTFOLIO TURNOVER RATE	7	%(b)	23%	16%	13%	20%	25%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell Midcap Growth Index (“Russell Midcap Growth”), since inception. The Russell Midcap Growth measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

DF Dent Midcap Growth Fund vs. Russell Midcap Growth Index

Average Annual Total Returns Periods Ended December 31, 2019	One Year	Five Year	Since Inception (07/01/11)(1)
DF Dent Midcap Growth Fund - Investor Shares	40.14%	14.03%	14.63%
DF Dent Midcap Growth Fund - Institutional Shares(2)	40.35%	14.09%	14.66%
Russell Midcap Growth Index	35.47%	11.60%	12.35%

(1)	Investor Shares commenced operations on July 1, 2011 and Institutional Shares commenced operations on November 29, 2017.
(2)	Performance for the five year, and since inception periods are a blended average annual return, which include the returns of the Investor Shares prior to the commencement of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.13% and 1.11%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 0.98% and 0.85% of Investor Shares and Institutional Shares, respectively, through October 31, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses

DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2019

After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 233-3368.

DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

Shares	Security Description	Value
Common Stock - 93.8%
Communication Services - 1.7%
2,371	Cable One, Inc.	$3,529,162

Consumer Discretionary - 2.6%
60,882	CarMax, Inc. (a)	5,337,525

Financials - 8.9%
8,781	Markel Corp. (a)	10,038,176
36,339	Moody's Corp.	8,627,242
		18,665,418
Health Care - 12.8%
36,182	Bio-Techne Corp.	7,942,311
23,592	Illumina, Inc. (a)	7,826,410
7,010	Intuitive Surgical, Inc. (a)	4,143,962
12,110	Teleflex, Inc.	4,558,688
15,955	Veeva Systems, Inc., Class A (a)	2,244,230
		26,715,601
Industrials - 24.2%
9,503	CoStar Group, Inc. (a)	5,685,645
175,827	Fastenal Co.	6,496,808
16,827	Old Dominion Freight Line, Inc.	3,193,428
19,870	Roper Technologies, Inc.	7,038,550
13,932	TransDigm Group, Inc. (a)	7,801,920
70,655	Verisk Analytics, Inc.	10,551,618
108,180	Waste Connections, Inc.	9,821,662
		50,589,631
Information Technology - 27.0%
37,882	ANSYS, Inc. (a)	9,751,206
98,319	Black Knight, Inc. (a)	6,339,609
152,130	Blackline, Inc. (a)	7,843,823
118,746	Brooks Automation, Inc.	4,982,582
65,511	Envestnet, Inc. (a)	4,561,531
23,985	Okta, Inc. (a)	2,767,149
100,376	PROS Holdings, Inc. (a)	6,014,530
38,248	Qualys, Inc. (a)	3,188,736
87,674	Trimble, Inc. (a)	3,655,129
10,175	Twilio, Inc. (a)	999,999
20,715	Tyler Technologies, Inc. (a)	6,214,914
		56,319,208
Materials - 8.6%
49,948	Ecolab, Inc.	9,639,464
58,109	Vulcan Materials Co.	8,367,115
		18,006,579
Real Estate - 8.0%
148,668	CBRE Group, Inc., Class A (a)	9,111,862
31,980	SBA Communications Corp. REIT	7,706,860
		16,818,722
Total Common Stock (Cost $157,536,698)		195,981,846

Shares	Security Description	Value
Investments, at value - 93.8% (Cost $157,536,698)		$195,981,846
Other Assets & Liabilities, Net - 6.2%		12,891,525
Net Assets - 100.0%		$208,873,371

REIT	Real Estate Investment Trust

(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$195,981,846
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$195,981,846

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS % of Total Net Assets
Communication Services	1.7%
Consumer Discretionary	2.6%
Financials	8.9%
Health Care	12.8%
Industrials	24.2%
Information Technology	27.0%
Materials	8.6%
Real Estate	8.0%
Other Assets & Liabilities, Net	6.2%
100.0%

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

ASSETS
Investments, at value (Cost $157,536,698)	$195,981,846
Cash	9,313,524
Receivables:
Fund shares sold	1,591,080
Investment securities sold	3,488,538
Dividends and interest	476,144
Prepaid expenses	31,376
Total Assets	210,882,508

LIABILITIES
Payables:
Investment securities purchased	1,561,470
Fund shares redeemed	51,035
Accrued Liabilities:
Investment adviser fees	353,515
Trustees’ fees and expenses	933
Fund services fees	17,718
Other expenses	24,466
Total Liabilities	2,009,137

NET ASSETS	$208,873,371

COMPONENTS OF NET ASSETS
Paid-in capital	$169,941,391
Distributable earnings	38,931,980
NET ASSETS	$208,873,371

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	5,193,220
Institutional Shares	2,448,226

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $141,838,709)	$27.31
Institutional Shares (based on net assets of $67,034,662)	$27.38

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $5,251)	$1,034,018
Interest income	25,061
Total Investment Income	1,059,079

EXPENSES
Investment adviser fees	589,368
Fund services fees	97,736
Transfer agent fees:
Investor Shares	4,466
Institutional Shares	419
Custodian fees	7,244
Registration fees:
Investor Shares	17,355
Institutional Shares	9,982
Professional fees	29,263
Trustees' fees and expenses	4,103
Other expenses	15,728
Total Expenses	775,664
Fees waived	(42,235)
Net Expenses	733,429

NET INVESTMENT INCOME	325,650

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	494,316
Net change in unrealized appreciation (depreciation) on investments	10,481,108
NET REALIZED AND UNREALIZED GAIN	10,975,424
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,301,074

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2019	For the Year Ended June 30, 2019
OPERATIONS
Net investment income (loss)	$325,650	$(254,438)
Net realized gain	494,316	2,193,690
Net change in unrealized appreciation (depreciation)	10,481,108	12,265,389
Increase in Net Assets Resulting from Operations	11,301,074	14,204,641

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(1,153,544)	(927,806)
Institutional Shares	(574,862)	(870,857)
Total Distributions Paid	(1,728,406)	(1,798,663)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	100,384,655	36,718,218
Institutional Shares	20,856,237	9,283,854
Reinvestment of distributions:
Investor Shares	1,144,051	917,844
Institutional Shares	574,748	870,526
Redemption of shares:
Investor Shares	(24,264,496)	(5,315,919)
Institutional Shares	(882,189)	(577,514)
Redemption fees:
Investor Shares	30,614	19,147
Institutional Shares	–	837
Increase in Net Assets from Capital Share Transactions	97,843,620	41,916,993
Increase in Net Assets	107,416,288	54,322,971

NET ASSETS
Beginning of Period	101,457,083	47,134,112
End of Period	$208,873,371	$101,457,083

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,811,402	1,553,490
Institutional Shares	794,965	427,037
Reinvestment of distributions:
Investor Shares	42,420	45,371
Institutional Shares	21,263	42,989
Redemption of shares:
Investor Shares	(920,432)	(239,339)
Institutional Shares	(33,294)	(26,315)
Increase in Shares	3,716,324	1,803,233

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2019		2019	2018	2017	2016	2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$25.83		$22.21	$18.08	$15.37	$16.27	$15.46
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.05		(0.11)	(0.11)	(0.09)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	1.66		4.41	4.30	2.81	(0.31)	1.57
Total from Investment Operations	1.71		4.30	4.19	2.72	(0.42)	1.47

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.24)		(0.69)	(0.06)	(0.01)	(0.48)	(0.66)
Total Distributions to Shareholders	(0.24)		(0.69)	(0.06)	(0.01)	(0.48)	(0.66)

REDEMPTION FEES(a)	0.01		0.01	0.00 (b)	–	–	–
NET ASSET VALUE, End of Period	$27.31		$25.83	$22.21	$18.08	$15.37	$16.27
TOTAL RETURN	6.66	%(c)	20.27%	23.21%	17.74%	(2.49)%	9.97%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$141,839		$58,367	$19,993	$35,652	$23,963	$22,757
Ratios to Average Net Assets:
Net investment income (loss)	0.40	%(d)	(0.46)%	(0.52)%	(0.55)%	(0.71)%	(0.65)%
Net expenses	0.98	%(d)	0.98%	1.01%	1.10%	1.10%	1.10%
Gross expenses (e)	0.99	%(d)	1.13%	1.40%	1.68%	1.82%	1.84%
PORTFOLIO TURNOVER RATE	12	%(c)	29%	32%	31%	29%	45%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31, 2019		For the Year Ended June 30, 2019	November 29, 2017 (a) Through June 30, 2018
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$25.88		$22.22	$20.56
INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.06		(0.08)	(0.05)
Net realized and unrealized gain	1.68		4.43	1.77
Total from Investment Operations	1.74		4.35	1.72

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.24)		(0.69)	(0.06)
Total Distributions to Shareholders	(0.24)		(0.69)	(0.06)

REDEMPTION FEES(b)	–		0.00 (c)	0.00	(c)
NET ASSET VALUE, End of Period	$27.38		$25.88	$22.22
TOTAL RETURN	6.73	%(d)	20.45%	8.40	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$67,035		$43,090	$27,141
Ratios to Average Net Assets:
Net investment income (loss)	0.44	%(e)	(0.33)%	(0.36	)%(e)
Net expenses	0.85	%(e)	0.85%	0.85	%(e)
Gross expenses (f)	0.99	%(e)	1.11%	1.27	%(e)
PORTFOLIO TURNOVER RATE	12	%(d)	29%	32	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Small Cap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell 2000 Growth Index (“Russell 2000 Growth”), since inception. The Russell 2000 Growth, the Fund‘s primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

DF Dent Small Cap Growth Fund vs. Russell 2000 Growth Index

Average Annual Total Returns Periods Ended December 31, 2019	One Year	Five Year	Since Inception (11/01/13)(1)
DF Dent Small Cap Growth Fund - Investor Shares	36.34%	11.61%	11.52%
DF Dent Small Cap Growth Fund - Institutional Shares(2)	36.54%	11.66%	11.56%
Russell 2000 Growth Index	28.48%	9.34%	9.64%

(1)	Investor Shares commenced operations on November 1, 2013 and Institutional Shares commenced operations on November 20, 2017.
(2)	Performance for the five year and since inception periods are a blended average annual return, which include the returns of the Investor Shares prior to the commencement of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 2.30% and 2.18%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.05% and 0.95% of Investor Shares and Institutional Shares, respectively, through October 31, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at

DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2019

the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 233-3368.

DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

Shares	Security Description	Value
Common Stock - 92.2%
Communication Services - 6.7%
400	Cable One, Inc.	$595,388
8,613	Cogent Communications Holdings, Inc.	566,822
9,673	Eventbrite, Inc., Class A (a)	195,104
		1,357,314
Consumer Discretionary - 9.1%
3,387	Bright Horizons Family Solutions, Inc. (a)	509,032
3,962	Floor & Decor Holdings, Inc., Class A (a)	201,309
7,230	Monro, Inc.	565,386
12,596	OneSpaWorld Holdings, Ltd.	212,117
3,841	Wayfair, Inc., Class A (a)	347,111
		1,834,955
Consumer Staples - 3.7%
3,839	Calavo Growers, Inc.	347,775
4,636	MGP Ingredients, Inc.	224,614
953	WD-40 Co.	185,016
		757,405
Financials - 4.6%
9,115	Hamilton Lane, Inc., Class A	543,254
10,141	Trupanion, Inc. (a)	379,882
		923,136
Health Care - 14.5%
3,060	Bio-Techne Corp.	671,701
4,219	Cantel Medical Corp.	299,127
1,973	DexCom, Inc. (a)	431,574
6,589	LeMaitre Vascular, Inc.	236,875
2,493	Mesa Laboratories, Inc.	621,754
9,657	OrthoPediatrics Corp. (a)	453,782
2,512	Teladoc Health, Inc. (a)	210,305
		2,925,118
Industrials - 20.5%
5,640	Beacon Roofing Supply, Inc. (a)	180,367
301	CoStar Group, Inc. (a)	180,088
14,309	Douglas Dynamics, Inc.	786,995
3,680	Exponent, Inc.	253,957
5,859	HEICO Corp., Class A	524,556
6,006	Helios Technologies, Inc.	277,657
6,598	IAA, Inc. (a)	310,502
3,899	John Bean Technologies Corp.	439,261
6,469	SiteOne Landscape Supply, Inc. (a)	586,415
2,726	The Middleby Corp. (a)	298,552
3,360	Trex Co., Inc. (a)	301,997
		4,140,347

Shares	Security Description	Value
Information Technology - 33.1%
9,956	Black Knight, Inc. (a)	$641,963
11,319	Blackline, Inc. (a)	583,608
11,930	Brooks Automation, Inc.	500,583
945	Coupa Software, Inc. (a)	138,206
8,073	Envestnet, Inc. (a)	562,123
7,257	EVERTEC, Inc.	247,028
24,263	Evo Payments, Inc., Class A (a)	640,786
5,614	Guidewire Software, Inc. (a)	616,249
1,905	Littelfuse, Inc.	364,426
6,561	Novanta, Inc. (a)	580,255
2,115	Okta, Inc. (a)	244,008
8,307	PROS Holdings, Inc. (a)	497,755
3,320	Qualys, Inc. (a)	276,788
4,397	The Descartes Systems Group, Inc. (a)	187,840
2,075	Tyler Technologies, Inc. (a)	622,541
		6,704,159
Total Common Stock (Cost $12,648,036)		18,642,434
Investments, at value - 92.2% (Cost $12,648,036)		$18,642,434
Other Assets & Liabilities, Net - 7.8%		1,571,185
Net Assets - 100.0%		$20,213,619

(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$18,642,434
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$18,642,434

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

PORTFOLIO HOLDINGS
% of Total Net Assets
Communication Services	6.7%
Consumer Discretionary	9.1%
Consumer Staples	3.7%
Financials	4.6%
Health Care	14.5%
Industrials	20.5%
Information Technology	33.1%
Other Assets & Liabilities, Net	7.8%
100.0%

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

ASSETS
Investments, at value (Cost $12,648,036)	$18,642,434
Cash	1,578,906
Receivables:
Fund shares sold	5,538
Dividends and interest	3,203
Prepaid expenses	23,796
Total Assets	20,253,877

LIABILITIES
Accrued Liabilities:
Investment adviser fees	17,025
Trustees’ fees and expenses	35
Fund services fees	5,410
Other expenses	17,788
Total Liabilities	40,258

NET ASSETS	$20,213,619

COMPONENTS OF NET ASSETS
Paid-in capital	$14,063,119
Distributable earnings	6,150,500
NET ASSETS	$20,213,619

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	415,709
Institutional Shares	728,662

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $7,333,676)	$17.64
Institutional Shares (based on net assets of $12,879,943)	$17.68

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2019

INVESTMENT INCOME
Dividend income	$53,502
Interest income	2,515
Total Investment Income	56,017

EXPENSES
Investment adviser fees	82,232
Fund services fees	56,228
Transfer agent fees:
Investor Shares	1,000
Institutional Shares	96
Custodian fees	2,559
Registration fees:
Investor Shares	2,443
Institutional Shares	4,100
Professional fees	16,604
Trustees' fees and expenses	1,722
Other expenses	7,732
Total Expenses	174,716
Fees waived and expenses reimbursed	(79,344)
Net Expenses	95,372

NET INVESTMENT LOSS	(39,355)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	675,244
Net change in unrealized appreciation (depreciation) on investments	276,447
NET REALIZED AND UNREALIZED GAIN	951,691
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$912,336

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2019	For the Year Ended June 30, 2019
OPERATIONS
Net investment loss	$(39,355)	$(52,382)
Net realized gain	675,244	332,552
Net change in unrealized appreciation (depreciation)	276,447	2,804,020
Increase in Net Assets Resulting from Operations	912,336	3,084,190

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(104,665)	(361,754)
Institutional Shares	(186,213)	(344,997)
Total Distributions Paid	(290,878)	(706,751)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	290,206	204,142
Institutional Shares	123,502	5,350,000
Reinvestment of distributions:
Investor Shares	99,844	355,477
Institutional Shares	87,549	344,997
Redemption of shares:
Investor Shares	(35,784)	(58,399)
Institutional Shares	(63,544)	(568,816)
Redemption fees:
Institutional Shares	1,271	–
Increase in Net Assets from Capital Share Transactions	503,044	5,627,401
Increase in Net Assets	1,124,502	8,004,840

NET ASSETS
Beginning of Period	19,089,117	11,084,277
End of Period	$20,213,619	$19,089,117

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	17,002	13,144
Institutional Shares	7,283	405,915
Reinvestment of distributions:
Investor Shares	5,748	26,588
Institutional Shares	5,032	25,785
Redemption of shares:
Investor Shares	(2,097)	(3,837)
Institutional Shares	(3,615)	(46,662)
Increase in Shares	29,353	420,933

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2019		2019	2018	2017	2016	2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$17.10		$15.97	$13.29	$11.49	$12.22	$10.87
INVESTMENT OPERATIONS
Net investment loss (a)	(0.04)		(0.07)	(0.06)	(0.06)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.84		2.19	2.74	1.86	(0.61)	1.48
Total from Investment Operations	0.80		2.12	2.68	1.80	(0.62)	1.44

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.26)		(0.99)	–	–	(0.11)	(0.09)
Total Distributions to Shareholders	(0.26)		(0.99)	–	–	(0.11)	(0.09)

REDEMPTION FEES(a)	–		–	–	0.00 (b)	–	–
NET ASSET VALUE, End of Period	$17.64		$17.10	$15.97	$13.29	$11.49	$12.22
TOTAL RETURN	4.69	%(c)	15.01%	20.17%	15.67%	(5.06)%	13.41%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$7,334		$6,757	$5,734	$8,182	$7,533	$5,382
Ratios to Average Net Assets:
Net investment loss	(0.47	)%(d)	(0.43)%	(0.43)%	(0.46)%	(0.10)%	(0.39)%
Net expenses	1.05	%(d)	1.05%	1.10%	1.25%	1.25%	1.25%
Gross expenses (e)	1.86	%(d)	2.30%	3.12%	3.25%	3.60%	5.16%
PORTFOLIO TURNOVER RATE	18	%(c)	44%	40%	45%	39%	38%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31, 2019		For the Year Ended June 30, 2019	November 20, 2017 (a) Through June 30, 2018
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$17.13		$15.97	$14.04
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)		(0.05)	(0.02)
Net realized and unrealized gain	0.84		2.20	1.95
Total from Investment Operations	0.81		2.15	1.93

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.26)		(0.99)	–
Total Distributions to Shareholders	(0.26)		(0.99)	–

REDEMPTION FEES(b)	0.00	(c)	–	–
NET ASSET VALUE, End of Period	$17.68		$17.13	$15.97
TOTAL RETURN	4.74	%(d)	15.20%	13.75	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$12,880		$12,332	$5,350
Ratios to Average Net Assets:
Net investment loss	(0.37	)%(e)	(0.32)%	(0.24	)%(e)
Net expenses	0.95	%(e)	0.95%	0.95	%(e)
Gross expenses (f)	1.78	%(e)	2.18%	2.91	%(e)
PORTFOLIO TURNOVER RATE	18	%(d)	44%	40	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

Note 1. Organization

DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund, and DF Dent Small Cap Growth Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. DF Dent Premier Growth Fund commenced operations on July 16, 2001. DF Dent Midcap Growth Fund’s Investor Shares and Institutional Shares commenced operations on July 1, 2011 and November 29, 2017, respectively. DF Dent Small Cap Growth Fund’s Investor Shares and Institutional Shares commenced operations on November 1, 2013 and November 20, 2017, respectively. The Funds seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of December 31, 2019, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The DF Dent Midcap Growth Fund's and DF Dent Small Cap Growth Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Redemption Fees – A shareholder who redeems shares of DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund within 60 days of purchase may incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for each Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2019, DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund, and DF Dent Small Cap

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

Growth Fund had $3,587,589, $9,063,524, and $1,328,906, respectively, at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 0.99%, 0.75%, and 0.85% of the average daily net assets of DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund, respectively. Prior to November 1, 2019, the Adviser received an advisory fee from the DF Dent Premier Growth Fund at an annual rate of 1.00%.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, each Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti- Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – Each Independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and/or reimburse expenses for DF Dent Premier Growth Fund, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 0.99%, through October 31, 2020. Additionally, the Adviser has contractually agreed to waive a portion of its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) of Investor Shares and Institutional Shares to 0.98% and 0.85%, respectively, through October 31, 2020, for DF Dent Midcap Growth Fund. The Adviser has also contractually agreed to waive a portion of its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses,

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

and extraordinary expenses) of Investor Shares and Institutional Shares to 1.05% and 0.95%, respectively, through October 31, 2020, for DF Dent Small Cap Growth Fund.

Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended December 31, 2019, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund*	$135,486	$–	$41,109	$176,595
DF Dent Midcap Growth Fund	5,320	–	36,915	42,235
DF Dent Small Cap Growth Fund	57,132	–	22,212	79,344

*	Prior to November 1, 2019, the Adviser had contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding $150 million.

The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of December 31, 2019, $404,026, $153,882 and $266,815 are subject to recoupment by the Adviser for the DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund, respectively. Other Waivers are not eligible for recoupment.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2019, were as follows:

	Purchases	Sales
DF Dent Premier Growth Fund	$34,207,769	$15,665,153
DF Dent Midcap Growth Fund	106,238,011	17,492,011
DF Dent Small Cap Growth Fund	3,318,807	3,826,843

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

Note 7. Federal Income Tax

As of December 31, 2019, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
DF Dent Premier Growth Fund	$119,459,277	$(48,682)	$119,410,595
DF Dent Midcap Growth Fund	38,594,587	(149,439)	38,445,148
DF Dent Small Cap Growth Fund	6,199,561	(205,163)	5,994,398

As of June 30, 2019, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Premier Growth Fund	$–	$11,598,351	$(454,987)	$107,107,036	$118,250,400
DF Dent Midcap Growth Fund	–	1,728,395	–	27,630,917	29,359,312
DF Dent Small Cap Growth Fund	76,276	–	(116,073)	5,568,839	5,529,042

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and equity return of capital.

For tax purposes, the prior year late-year ordinary loss was $454,987 for the DF Dent Premier Growth Fund (realized during the period January 1, 2019 through June 30, 2019), and the prior year post-October capital loss was $116,073 for the DF Dent Small Cap Growth Fund (realized during the period November 1, 2018 through June 30, 2019). These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, July 1, 2019.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2019

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$1,085.63	$5.35	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.18	1.02%

DF Dent Midcap Growth Fund
Investor Shares
Actual	$1,000.00	$1,066.65	$5.09	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.98	0.98%
Institutional Shares
Actual	$1,000.00	$1,067.27	$4.42	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%

DF Dent Small Cap Growth Fund
Investor Shares
Actual	$1,000.00	$1,046.88	$5.40	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33	1.05%
Institutional Shares
Actual	$1,000.00	$1,047.38	$4.89	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 366 to reflect the half-year period.

DF DENT GROWTH FUNDS

DF Dent Premier Growth Fund – DFDPX

DF Dent Midcap Growth Fund Investor Shares – DFDMX

DF Dent Midcap Growth Fund Institutional Shares – DFMGX

DF Dent Small Cap Growth Fund Investor Shares – DFDSX

DF Dent Small Cap Growth Fund Institutional Shares – DFSGX

INVESTMENT ADVISER

D.F. Dent and Company, Inc.

400 E. Pratt Street, 7th Floor

Baltimore, MD 21202

www.dfdent.com

TRANSFER AGENT

Apex Fund Services

P.O. Box 588

Portland, ME 04112

(866) 2DF-DENT

www.theapexgroup.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

221-SAR-1219

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.
(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	February 14, 2020

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	February 14, 2020